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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 13, 2005

                            PVC CONTAINER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

     DELAWARE                   0-08791                   13-2616435
  -------------             -------------               -------------
   (State or Other        (Commission File No.)         (I.R.S. Employer
    Jurisdiction                                       Identification No.)
  of Incorporation)

               2 INDUSTRIAL WAY WEST, EATONTOWN, NEW JERSEY 07724
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (732) 542-0060

                                       N/A
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 13, 2005, PVC Container Corporation (the "Company") and its subsidiary, Novatec Plastics Corporation ("Novatec"), entered into a definitive purchase agreement with PolyOne Corporation ("PolyOne") pursuant to which PolyOne will acquire Novatec's equipment, compounding recipes, customer list and certain other assets (the "Business") for $625,000 plus earn-outs payable upon the achievement of certain sales targets through December 31, 2009. The transaction is expected to close by the end of May, subject to the completion of due diligence by PolyOne and the satisfaction or waiver of customary closing conditions. The agreement also provides that the Company will not compete with the Business for five years after the date of the closing of the sale.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2005

                                            PVC CONTAINER CORPORATION

                                            By /s/ Bertram D. Berkowitz
                                               --------------------------------
                                               Name:  Bertram D. Berkowitz
                                               Title:  Vice President - Finance
                                                       and Corporate Treasurer